SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 17, 2004



                              Aether Systems, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






            Delaware                      000-27707                52-2186634
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)




                              11500 Cronridge Drive
                                    Suite 110
                             Owings Mills, MD 21117
          (Address of Principal Executive Offices, including Zip Code)

                                 (410) 654-6400
              (Registrant's Telephone Number, Including Area Code)

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Item 7.  Financial Statements and Exhibits.

(c)
Exhibits
99.1
Press Release of Aether Systems, Inc., dated February 17, 2004.

Item 12.  Results of Operations and Financial Condition

On February 17, 2004, Aether Systems, Inc. issued a press release with respect to its financial results for the fiscal year and fourth quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 17, 2003.

                                   AETHER SYSTEMS, INC.

                                      /s/ David C. Reymann
                                      -----------------------------
Date: February 17, 2004            By:    David C. Reymann
                                   Its:   Chief Financial Officer